UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


                        Date of Report: January 24, 2002


                        AUTO-TROL TECHNOLOGY COPRORATION
             (Exact name of registrant as specified in its charter)


         Colorado                     0-9247                    84-0515221
(State or other jurisdiction   (Commission File No.)          (IRS Employer
 of incorporation)                                          Identification No.)


12500 North Washington Street, Denver, Colorado                 80241-2400
(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code: (303) 452-4919

Former name or former address if changed since date of last filing: No Change



Item 5. Other Events.
------- -------------
Press Release, dated January 22, 2002, reporting on an acquisition offer. On January 22, 2002, the registrant announced that its largest shareholder has offered to acquire the Company. See the press release dated January 22, 2002 attached hereto as an exhibit for more details.



Item 7. Financial Statements and Exhibits.
------------------------------------------

(a)     Financial Statements.   None.
        ---------------------

(b)     Exhibits.  The following exhibits are filed herewith:
        ---------

        Number          Description
        ------          -----------

        Exhibit 99.1    Copy of press release dated January 22, 2002.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           AUTO-TROL TECHNOLOGY CORPORATION

Date: January 24, 2002
                                           By: /s/ Howard B. Hillman
                                           -------------------------
                                           Howard B. Hillman
                                           Chief Executive Officer and President